                                                                    EXHIBIT 10.3


                                TRADE*PLUS, INC.
                             1993 STOCK OPTION PLAN
                             ----------------------


               1. PURPOSE. This 1993 Stock Option Plan/1/ ("Plan") is
                  -------                              --   ----
          established as a compensatory plan to attract, retain and provide equity incentives to selected persons to promote the financial success of Trade*Plus, Inc., a California corporation (the ("Company").
                                                               -------
          Capitalized terms not previously defined herein are defined in
          Section 18 of this plan.

               2.  TYPES OF OPTIONS AND SHARES.  Options granted under this Plan
                   ---------------------------
          (the "Options") may be either (a) incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or (b) nonqualified stock options ("NOSOs"), as designated at the time of grant. The shares of stock that may be purchased upon exercise of Options granted under this Plan (the Shares") are shares of the common stock of the Company.

               3.  NUMBER OF SHARES.  The aggregate number of Shares that may be
                   ----------------
          issued pursuant to Options granted under this Plan is 50,000 Shares, subject to adjustment as provided in this Plan. If any Option expires or is terminated without being exercised in whole or in part, the unexercised or released Shares from such Option shall be available for future grant and purchase under this plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options under this Plan.

               4.  ELIGIBILITY.
                   -----------

                    (a)  General Rules of Eligibility.  Options may be granted
                         ----------------------------
          to employees, officers, directors, consultants, independent contractors and advisors (provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction) of the Company or any Parent, Subsidiary or Affiliate of the Company. ISOs may be granted only to employees (including officers and directors who are also employees) of the Company or a Parent or Subsidiary of the Company. The Committee (as defined in Section 14) in its sole discretion shall select the recipients of Options ("Optionees"). An
                                                              ---------
          Optionee may be granted more than one Option under this Plan.

                    (b) Company Assumption of Options.  The Company may also,
                        -----------------------------
          from time to time, assume outstanding options granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (i) granting an Option under this Plan in replacement of the option assumed by the Company, or (ii) treating the assumed option as if it had been granted under this Plan if the terms of such assumed option could be applied to an option granted under this Plan. Such assumption shall be permissible if the holder of the assumed option would have been eligible to be granted an option hereunder if the other company had applied the rules of this Plan to such grant.


               5.  TERMS AND CONDITIONS OF OPTIONS.  The Committee shall
                   -------------------------------
          determine whether each Option is to be an ISO or an NQSO, the number of Shares subject to the Option, the exercise price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

               (a) Form of Option Grant.  Each Option granted under this Plan
                   --------------------
          shall be evidenced by a written Stock Option Grant (the "Grant") in substantially

______________________

/1//      Approved by the Board of Directors as of April 15, 1993; amended by
 -
     the Board of Directors as of April 20, 1994.

     Approved by the Shareholders as of April 15, 1993.

          the form attached hereto as Exhibit A or such other form as shall be
                                      ---------
          approved by the Committee.

                    (b) Date of Grant.  The date of grant of an Option shall be
                        -------------
          the date on which the Committee makes the determination to grant such Option unless otherwise specified by the Committee. The Grant representing the Option will be delivered to the Optionee with a copy of this Plan within a reasonable time after the date of grant; provided, however that if, for any reason, including a unilateral decision by the Company not to execute an agreement evidencing such option, a written Grant is not executed within sixty (60) days after the date of grant, such option shall be deemed null and void. No option shall be exercisable until such Grant is executed by the Company and the Optionee.

                    (c) Exercise Price.  The exercise price of an NQSO shall be
                        --------------
          not less than eighty-five percent (85%) of the Fair Market Value of the Shares on the date the Option is granted. The exercise price of an ISO shall be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date the Option is granted. The exercise price of any option granted to a person owning more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company ("Ten
                                                                            ---
          Percent Shareholders") shall not be less than one hundred ten percent
          --------------------
          (110%) of the Fair Market Value of the Shares on the date the Option is granted.

                    (d) Exercise Period.  Options shall be exercisable within
                        ---------------
          the times or upon the events determined by the Committee as set forth in the Grant; provided, however that each Option must become exercisable at a rate of at least twenty percent (20%) per year over five (5) years from the date the Option is granted; and provided, however, that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted, and provided further that no ISO granted to a Ten Percent Shareholder shall be exercisable after the expiration of five (5) years from the date the Option is granted.

                    (e) Limitations on ISOs.  The aggregate Fair Market Value
                        -------------------
          (determined as of the time an Option is granted) of stock with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or subsidiary of the Company) shall not exceed one hundred thousand dollars ($100,000). If the Fair Market Value of stock with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year exceeds $100,000, the Options for the first $100,000 worth of stock to become exercisable in such year shall be ISOs and the Options for the amount in excess of $100,000 that becomes exercisable in that year shall be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the effective date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs such different limit shall be incorporated herein and shall apply to any Options granted after the effective date of such amendment.

                    (f) Options Non-transferable.  Options granted under this
                        ------------------------
          Plan, and any interest therein, shall not be transferable or assignable by the Optionee, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee or any permitted transferee.

                    (g) Assumed Options.  In the event the Company assumes an
                        ---------------
          option granted by another company in accordance with 4 (b) above, the terms and conditions of such option shall remain unchanged (except the exercise price and the number and nature of shares issuable upon exercise, which will be adjusted appropriately pursuant to Section 424 of the Code and the Treasury Regulations applicable thereto). In the event the Company elects to grant a new option rather than assuming an existing option (as specified in Section 4), such new option need not be granted at Fair Market Value on the date of grant and may instead be granted with a similarly adjusted exercise price.

               6.  EXERCISE OF OPTIONS.

                    (a) Notices.  Options may be exercised only by delivery to
                        -------
          the Company of a written exercise agreement in a form approved by the Committee (which need not be the same for each Optionee) , stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding the Optionee's investment intent and access to information, if any, as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

                    (b) Payment.  Payment for the Shares may be made in cash (by
                        -------
          check) or, where approved by the Committee in its sole discretion at the time of grant and where permitted by law: (i) by cancellation of indebtedness of the Company to the Optionee; (ii) by surrender of shares of Common Stock of the Company already owned by the Optionee, having a Fair Market Value equal to the exercise price of the Option;
          (iii) by waiver of compensation due or accrued to Optionee for services rendered; (iv) through a guaranty by the Company of a loan to the Optionee by a third party of all or part of the option price (but not more than the option price) , and such guaranty may be on an unsecured or secured basis as the Committee shall approve (including, without limitation, by a security interest in the shares of the Company); (v) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers, Inc. (an "NASD Dealer") whereby the Optionee
                                         ------------
          irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (vi) provided that a public market for the Company's stock exists, through a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (vii) by any combination of the foregoing.

                    (c) Withholding Taxes.  Prior to issuance of the Shares upon
                        -----------------
          exercise of an Option, the Optionee shall pay or make adequate provision for any federal or state withholding obligations of the Company, if applicable. Where approved by the Committee in its sole discretion, the Optionee may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares exercised. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined in accordance with Section 83 of the Code (the "Tax Date"). All elections by Optionees to have Shares withheld
                ---------
          for this purpose shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:

                    (i) the election must be made on or prior to the applicable Tax Date;

                    (ii) once made, the election shall be irrevocable as to the particular Shares as to which the election is made;

                    (iii) all elections shall be subject to the consent or disapproval of the Committee;

                    (iv) if the Optionee is an officer or director of the Company or other person (in each case, an "Insider") whose
                                                    ---------
          transactions in the Company's Common Stock are subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and if the Company is subject to Section 16(b) of the
          --------------
          Exchange Act, the election must be made at least six (6) months prior to the Tax Date and must otherwise comply with Rule 16b-3.

                    (D) LIMITATIONS ON EXERCISE.  Notwithstanding anything else
                        ---------------
          to the contrary in the Plan or any Grant, no Option may be exercisable later than the expiration date of the Option.

               7. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Grant
          (a) a right of first refusal to purchase all Shares that an Optionee (or a subsequent transferee) may propose to transfer to a third party and/or (b) for so long as the Company's stock is not publicly traded, a right to repurchase a portion of or all Shares held by an Optionee upon the Optionee's termination of employment or service with the Company or its Parent, Subsidiary or Affiliate of the Company for any reason within a specified time as determined by the Committee at the time of grant at the higher of (i) the Optionee's original purchase price, (ii) the Fair Market Value of such Shares or (iii) a price determined by a formula or other provision set forth in the Grant. The terms of such a right of repurchase shall conform to Section 260.140.41(k) of the California Corporations Commissioner's Rules, or any successor rule.

               8.  MODIFICATIONS.  EXTENSION AND RENEWAL OF OPTIONS.  The
                   ------------------------------------------------
          Committee shall have the power to modify, extend or renew outstanding Options and to authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of the Optionee, impair any rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered shall be treated in accordance with Section 424 (h) of the Code. The Committee shall have the power to reduce the exercise price of outstanding options; provided, however, that the exercise price per share may not be reduced below the minimum exercise price that would be permitted under Section 5(c) of this Plan for options granted on the date the action is taken to reduce the exercise price.

               9.  PRIVILEGES OF STOCK OWNERSHIP.  No Optionee shall have any of
                   -----------------------------
          the rights of a shareholder with respect to any Shares subject to an Option until such Option is properly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to such date, except as provided in this Plan. The Company shall provide to each Optionee a copy of the annual financial statements of the Company, at such time after the close of each fiscal year of the Company as such statements are released by the Company to its shareholders.

               10.  NO OBLIGATION TO EMPLOY; NO RIGHT TO FUTURE GRANTS.  Nothing
                    --------------------------------------------------
          in this Plan or any Option granted under this Plan shall confer on any Optionee any right (a) to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate the Optionee's employment or other relationship at any time, with or without cause or (b) to have any Option(s) granted to such Optionee under this Plan, or any other plan, or to acquire any other securities of the Company, in the future.

               11.  ADJUSTMENT OF OPTION SHARES.  In the event that the number
                    ---------------------------
          of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, or if a substantial portion of the assets of the Company are distributed, without consideration in a spin-off or similar transaction, to the shareholders of the Company, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per share of such Options shall be proportionately adjusted, subject to any required action by the Board or shareholders of the Company and compliance with applicable securities laws; provided, however, that a fractional share shall not be issued upon exercise of any Option and any fractions of a Share that would have resulted shall either be cashed out at Fair Market Value or the number of Shares issuable under the Option shall be rounded up to the nearest whole number, as determined by the Committee; and provided further that the exercise price may not be decreased to below the par value, if any, for the Shares.

          12.  ASSUMPTION OF OPTIONS BY SUCCESSORS.
               -----------------------------------

                    (a) In the event of (i) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary or where there is no substantial change in the shareholders of the corporation and the Options granted under this Plan are assumed by the successor corporation) , or (ii) the sale of all or substantially all of the assets of the Company, any or all outstanding Options shall be assumed by the successor corporation, which assumption shall be binding on all Optionees, an equivalent option shall be substituted by such successor corporation or the successor corporation shall provide substantially similar consideration to Optionees as was provided to shareholders (after taking into account the existing provisions of the Optionees' options such as the exercise price and the vesting schedule) , and, in the case of outstanding shares subject to a repurchase option, issue substantially similar shares or other property subject to repurchase restrictions no less favorable to the Optionee.

                    (b) In the event such successor corporation, if any, refuses to assume or substitute, as provided above, pursuant to an event described in (a) above, or in the event of a dissolution or liquidation of the Company, the Options shall, notwithstanding any contrary terms in the Grant, expire on a date at least twenty (20) days after the Committee gives written notice to the Optionees specifying the terms and conditions of such termination.

               13.  ADOPTION AND SHAREHOLDER APPROVAL.  This Plan shall become
                    ---------------------------------
          effective on the date that it is adopted by the Board of the Company (the "Board"). This Plan shall be approved by the shareholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months before or after the date this Plan is adopted by the Board. Thereafter, no later than twelve (12) months after the Company becomes subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor) with respect to shareholder approval.

               14.  ADMINISTRATION.  This Plan may be administered by the Board
                    --------------
          or a Committee appointed by the Board (the "Committee").  If, at any
                                                      ----------
          time after the Company registers under the Exchange Act, all of the directors are not Disinterested Persons, the Board shall appoint a Committee consisting of not less than two directors, each of whom is a Disinterested Person and at all times during which the Company is registered under the Exchange Act, the Committee shall be comprised of Disinterested Persons. As used in this Plan, references to the "Committee" shall mean either such Committee or the Board if no committee has been established. The interpretation by the Committee of any of the provisions of this Plan or any Option granted under this Plan shall be final and binding upon the Company and all persons having an interest in any Option or any Shares purchased pursuant to an Option.

               15.  TERM OF PLAN.  Options may be granted pursuant to this Plan
                    ------------
          from time to time on or prior to April 14, 2003.

               16.  AMENDMENT OR TERMINATION OF PLAN.  The Board of Directors or
                    --------------------------------
          Committee may, at any time, amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any Option theretofore granted, without his or her consent, or which, without the approval of a majority of the outstanding voting shares of the Company would:

                    (a) except as provided in Section 11 of the Plan, increase the total number of Shares reserved for the purposes of the Plan;

                    (b)  extend the duration of the Plan;

                    (c) extend the period during and over which Options may be exercised under the Plan; or

                    (d) change the class of persons eligible to receive Options granted hereunder.

          Without limiting the foregoing, the Board of Directors may at any time or from time to time authorize the Company, with the consent of the respective Optionees, to issue new options in exchange for the surrender and cancellation of any or all outstanding Options.

               17.  INFORMATION RIGHTS.  The Company shall furnish and/or make
                    ------------------
          available financial statements to each Optionee under the Plan on an annual basis, unless such Optionee is a key employee whose duties in connection with the Company assure him or her access to equivalent information.

               18.  CERTAIN DEFINITIONS.  As used in this Plan, the following
                    -------------------
          terms shall have the following meanings:

                    (a) "Parent" means any corporation (other than the Company)
                         ------
          in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                    (b) "Subsidiary" means any corporation (other than the
                         ----------
          Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                    (c) "Affiliate" means any corporation that directly, or
                         ---------
          indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

                    (d) "Disinterested Persons" shall have the meaning set forth in Rule 16b-3(c) (2) as promulgated by the SEC under Section 16(b) of the Exchange Act, as such rule is amended from time to time and as interpreted by the SEC.

                    (e) "Fair Market Value" shall mean the fair market value of the Shares as determined by the Committee from time to time in good faith. If a public market exists for the Shares, the Fair Market Value shall be the average of the last reported bid and asked prices for Common Stock of the Company on the last trading day prior to the date of determination or, in the event the Common Stock of the Company is listed on a stock exchange or on the NASDAQ National Market System, the Fair Market Value shall be the closing price on such exchange or quotation system on the last trading day prior to the date of determination.

                          FORM OF STOCK OPTION GRANT
                          --------------------------


Optionee:
             ------------------
Address:
             ------------------

             -------------------
Total Shares Subject to Option:
                                      ---
Exercise Price Per Share:
                                   ------
Date of Grant:
                       -----------------
Expiration Date of Option:
                            ------------------
Type of Stock Option:        Incentive:  ___________
                              Nonqualified: _____________


     1.  Grant of Option.  Trade*Plus, Inc., a California corporation (the
         ---------------
"Company") , hereby grants to the optionee named above ("Optionee") an option
- ---------                                                --------
(this "Option") to purchase the total number of shares of Common Stock of the
       ------
Company set forth above (the "Shares") at the exercise price per share set forth
                              ------
above (the "Exercise Price") , subject to all of the terms and conditions of
            --------------
this Grant and the Company's 1993 Stock Option Plan, as amended to the date hereof (the "Plan"). If designated as an Incentive Stock Option above, this
             ----
Option is intended to qualify as an "incentive stock option" ("ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Plan.

     2.  Exercise Period of Option.  The option rights granted hereunder are
         -------------------------
exercisable during the time period or periods, and as to the number of shares exercisable during each time period, as follows:

          (a)     shares, or any part thereof, may be exercised at any time or
              ---
times, from and including                   to and including                  ;
                          -----------------                  -----------------

          (b) an additional     shares, or any part thereof, may be exercised at
                            ---
any time or times, from and including                   to and including
                                      -----------------
                 ;
- -----------------

          (c) an additional     shares, or any part thereof, may be exercised at
                            ---
any time or times, from and including                   to and including
                                      -----------------
                 ;
- -----------------

          (d) an additional     shares, or any part thereof, may be exercised at
                            ---
any time or times, from and including                   to and including
                                      -----------------
                 ;
- -----------------

          (e) and the remaining     shares, or any part thereof, may be
                                ---
exercised at any time or times, from and including                   to and
                                                   -----------------
including                  .
          -----------------


               Notwithstanding the above, (i) the minimum number of Shares that may be purchased upon any partial exercise of the Option is one hundred (100) shares, and (ii) this Option shall expire on the Expiration Date set forth above and must be exercised, if at all, on or before the Expiration Date. The portion of Shares as to which an Option is exercisable in accordance with the above schedule as of the applicable dates shall be deemed "Vested Options."
                                            ---------------

                3. Restriction on Exercise. This Option may not be exercised
                   -----------------------
          unless such exercise is in compliance with the Securities Act of 1933, as amended, and all applicable state securities laws, as they are in effect on the date of exercise, and the requirements of any stock exchange or over-the-counter market on which the Company's Common Stock may be listed or quoted at the time of exercise. Optionee understands that the Company is under no obligation to register, qualify or list the Shares with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance.

                4. Termination of Option. Except as provided below in this
                   ---------------------
          Section 4, this Option shall terminate and may not be exercised if Optionee ceases to be employed by the Company or by any Parent or Subsidiary of the Company (or, in the case of a nonqualified stock option, by any Affiliate of the Company). Optionee shall be considered to be employed by the Company for all purposes under this Section 4 if Optionee is an officer, director or full-time employee of the Company or any Parent, Subsidiary or Affiliate of the Company or if the Board of Directors determines that Optionee is rendering substantial services as a part-time employee, consultant, contractor or advisor to the Company or any Parent, Subsidiary or Affiliate of the Company. The Board of Directors of the Company shall have discretion to determine whether Optionee has ceased to be employed by the Company or any Parent, Subsidiary or Affiliate of the Company and the effective date on which such employment terminated (the "Termination Date").
                                                    ----------------

                  (a) Termination Generally. If Optionee ceases to be
                            ---------------------
          employed by the Company and all Parents, Subsidiaries or Affiliates of the Company for any reason except death or disability, this Option, to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, may be exercised by Optionee, but only within thirty (30) days after the Termination Date; provided that this Option may not be exercised in any event after the Expiration Date.

                  (b) Death or Disability. If Optionee's employment with the
                      -------------------
          Company and all Parents, Subsidiaries and Affiliates of the Company is terminated because of the death of Optionee or the permanent and total disability of Optionee within the meaning of Section 22(e) (3) of the Code, this Option, to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, may be exercised by Optionee (or Optionee's legal representative) , but only within twelve (12) months after the Termination Date, provided that this Option may not be exercised in any event later than the Expiration Date.

                  If Optionee's employment with the Company and all Parents, Subsidiaries and Affiliates of the Company is terminated because of disability of Optionee which is not permanent and total disability within the meaning of Section 22(e) (3) of the Code, this Option, to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, may be exercised by Optionee (or Optionee's legal representative) , but only within six
          (6) months after the Termination Date, provided that this Option may not be exercised in any event later than the Expiration Date. In such case, if Optionee fails to exercise this Option within the first three
          (3) months of such six (6) month period, this Option will no longer qualify as an ISO (even if is designated an ISO on page 1 of this Grant).


                  (c) No Right to Employment. Nothing in the Plan or this Grant
                      ----------------------
          shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Optionee's employment or other relationship at any time, with or without cause.

               5.  Manner of Exercise.
                   ------------------

                  (a)  Exercise Agreement. This Option shall be exercisable by
                       ------------------
          delivery to the Company of an executed written Stock Option Exercise Agreement in the form attached hereto as Exhibit A, or in such other
                                                   ---------
          form as may be approved by the Company, which shall set forth Optionee's election to exercise some or all of this Option, the number of Shares being purchased, any restrictions imposed on the Shares and such other representations and agreements as may be required by the Company to comply with applicable securities laws.

                  (b) Exercise Price. Such notice shall be accompanied by full
                      --------------

          payment of the Exercise Price for the Shares being purchased. Payment for the Shares may be made in cash (by check) , or, where permitted by law, by any of the following methods approved by the Committee at the date of grant of this Option, or any combinations thereof:
          [ANY OR ALL OF THE FOLLOWING MAY BE SPECIFIED FOR ANY GIVEN OPTIONEE:]

  [ ]       (i)      by cancellation of indebtedness of the Company to the
                     Optionee;

  [ ]       (ii)     by surrender of shares of Common Stock of the Company
                     already owned by the Optionee, or which were obtained by Optionee in the open public market, having a Fair Market
                     Value equal to the exercise price of the Option;

  [ ]       (iii)    by waiver of compensation due or accrued to Optionee for
                     services rendered;

  [ ]       (iv)     through a guaranty by the Company of a loan to the Optionee by a third party of all or part of the option price (but not more than the option price) , and such guaranty may be on an unsecured or secured basis as the Committee shall approve (including, without limitation, by a security interest in the Shares of the Company).

  [ ]       (v)      provided that a public market for the Company's stock
                     exists, through a "same day sale" commitment from the
                     Optionee and a broker-dealer that is a member of the
                     National Association of Securities Dealers, Inc. (an" NASD
                                                                           ----
                     Dealer") whereby the Optionee irrevocably elects to
                     ------
                     exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and hereby the NASD
                     Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or

  [ ]       (vi)     provided that a public market for the Company's stock
                     exists, through a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise this option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a
                     loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company.

                  (c) Withholding Taxes. Prior to the issuance of the Shares
                      -----------------
          exercise of this Option, Optionee must pay or make adequate provision for any applicable federal or state withholding obligations of the Company. The Optionee may provide for payment of Optionee's minimum statutory withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld, all as set forth in
          Section 6(c) of the Plan. In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares exercised.

                  (d) Issuance of Shares. Provided that such notice and payment are in form and substance satisfactory to counsel for the Company, the Company shall cause the Shares to be issued in the name of Optionee or Optionee's legal representative.

               6.  Notice of Disqualifying Disposition of ISO Shares.  If the
                   -------------------------------------------------
          Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after exercise of the ISO with respect to the Shares to be sold or disposed of, the Optionee shall immediately notify the Company in writing of such disposition.

          Optionee acknowledges and agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee from any such early disposition by payment in cash or out of the current wages or other earnings payable to the Optionee.

               7.  Nontransferability of Option.  This Option may not be
                   ----------------------------
          transferred in any manner other than by will or by the law of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee or other permitted transferee. The terms of this Option shall be binding upon the executors, administrators, successors and assigns of the Optionee.

               8.  Federal Tax Consequences.  Set forth below is a brief summary
                   ------------------------
          as of the date this form of Option Grant was adopted of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

                    (A) Exercise of ISO.  If this Option qualifies as an ISO,
                        ---------------
          there will be no regular federal income tax liability upon the exercise of this Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal income tax purposes and may subject the Optionee to an alternative minimum tax liability in the year of exercise.

                    (B) Exercise of Nonqualified Stock Option.  If this Option
                        -------------------------------------
          does not qualify as an ISO, there may be a regular federal income tax liability upon the exercise of the Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. The Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

                    (C) Disposition of Shares.  In the case of a nonqualified
                        ---------------------
          option, if Shares are held for at least one year before disposition, any gain on disposition of the Shares will be treated as long-term capital gain for federal and California income tax purposes. In the case of an ISO, if Shares are held for at least one year after the date of exercise and at least two years after the Date of Grant, any gain on disposition of the Shares will be treated as long-term capital gain for federal and California income tax purposes. If Shares acquired pursuant to an ISO are disposed of within such one-year or two-year periods (a "disqualifying disposition") , gain on such
                               -------------------------
          disqualifying disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price (the "Spread"). Any gain in excess of the
                                        ------
          Spread shall be treated as capital gain.

               9.  Interpretation.  Any dispute regarding the interpretation of
                   --------------
          this Grant shall be submitted by Optionee or the Company to the Company's Board of Directors or the Committee, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or Committee shall be final and binding on the Company and on Optionee.

               10.  Entire Agreement.  The Plan and the Stock Option Exercise
                    ----------------
          Agreement attached hereto as Exhibit 1 are incorporated herein by this
                                       ---------
          reference. This Grant, the Plan and the Stock Option Exercise Agreement constitute the entire agreement of the parties hereto and supersede all prior undertakings and agreements with respect to the subject matter hereof.

                                    TRADE*PLUS, INC.



                                    By:  ___________________________


                                    Name:
                                           -----------------------------


                                    Title:
                                           --------------------------

                                   ACCEPTANCE
                                   ----------


               Optionee hereby acknowledges receipt of a copy of the Plan, represents that Optionee has read and understands the terms and provisions thereof, and accepts this Option subject to all the terms and conditions of the Plan and this Stock Option Grant. Optionee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that Optionee should consult a tax adviser prior to such exercise or disposition.


                                    OPTIONEE



                                    ____________________________
                                    Signature



                                    ____________________________
                                    Print Name

                                   EXHIBIT 1


                             TO STOCK OPTION GRANT


                        STOCK OPTION EXERCISE AGREEMENT
                        -------------------------------



               This Agreement is made this ______ day of _______________, 19 ___ between Trade*Plus, Inc. (the "Company") , and the optionee named
                                          -------
          below ("Optionee").
                  --------


Optionee:

Social Security Number: __________________________________________

Address: _________________________________________________________

__________________________________________________________________

Number of Shares Purchased: ______________________________________

Price Per Share: _________________________________________________

Aggregate Purchase Price: ________________________________________

Date of Option Grant: ____________________________________________

Type of Stock Option:  Incentive:  __________

                     Nonqualified: __________


               Optionee hereby delivers to the Company the Aggregate Purchase Price, to the extent permitted in the Option Grant, as follows [check as applicable and complete] :

               [NOTE: BEFORE GRANTING ANY OPTIONS, THE COMPANY SHOULD DELETE ANY OF THE FOLLOWING METHODS OF PAYMENT THAT IT DOES NOT WISH TO MAKE AVAILABLE TO THE OPTIONEES]

[ ]  cash (check) in the amount of $     , receipt of which is
     acknowledged by the Company;

[ ] by delivery of ________ fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Optionee and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current fair market value of $__________ per share (as determined by the Board of Directors of the Company in good faith) ;

[ ] by the waiver hereby of compensation due or accrued for services rendered in the amount of $___________;

[ ] by delivery of all of the proceeds of a loan from a third party in the amount of $___________ , which loan is guaranteed by the Company


[ ] by delivery of a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers, Inc. (an "NASD Dealer") whereby the Optionee irrevocably elects
                         -----------
     to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price of $________ and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company (this payment method may be used only if a public market for the Company's stock exists) ; or

[ ] by delivery of a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise this option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price of $__________ directly to the Company (this payment method may be used only if a public market for the Company's stock exists).

     The Company and Optionee hereby agree as follows:

               1.  Purchase of Shares.  On this date and subject to the terms
                   ------------------
          and conditions of this Agreement, Optionee hereby exercises the Stock Option Grant between the Company and Optionee dated as of the Date of Option Grant set forth above (the "Grant") , with respect to the
                                             -----
          Number of Shares Purchased set forth above of the Company's Common Stock (the "Shares") at an aggregate purchase price equal to the
                      ------
          Aggregate Purchase Price set forth above (the "Purchase Price") and
                                                         --------------
          the Price per Share set forth above (the "Purchase Price Per Share").
                                                    ------------------------
          The term "Shares" refers to the Shares purchased under this Agreement and includes all securities received (a) in replacement of the Shares, and (b) as a result of stock dividends or stock splits in respect of the Shares. Capitalized terms used herein that are not defined herein have the definitions ascribed to them in the Plan or the Grant.

               2.  Representations of Purchaser.  Optionee represents and
                   ----------------------------
          warrants to the Company that:

                    (a) Optionee has received, read and understood the Plan and the Grant and agrees to abide by and be bound by their terms and conditions.

          [the following representations should be included to the extent required under applicable securities laws:]

                    (b) Optionee is capable of evaluating the merits and risks of this investment, has the ability to protect Optionee's own interests in this transaction and is financially capable of bearing a total loss of this investment.

                    (c) Optionee is fully aware of (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; and (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g. , that Optionee may not be able to sell or dispose of the Shares or use them as collateral for loans).

                    (d) Optionee is purchasing the Shares for Optionee's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act of 1933, as amended (the "1933 Act")
                                                                  ---------

                    (e) Optionee has no present intention of selling or otherwise disposing of all or any portion of the Shares.

          [the following section need not be included after the filing of a REGISTRATION STATEMENT on FORM S-8 covering the options granted and shares issued under the PLAN.]

               3.  Compliance with Securities Laws.  Optionee understands and
                   -------------------------------
          acknowledges that the Shares have not been registered under the 1933 Act and that, notwithstanding any other provision of the Grant to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the 1933 Act and all applicable state securities laws. Optionee agrees to cooperate with the Company to ensure compliance with such laws. The Shares are being issued under the 1933 Act pursuant to [the Company will check the applicable box] :

          [ ]  the exemption provided by Rule 701;


          [ ]  the exemption provided by Rule 504;


          [ ]  Section 4(2) of the 1933 Act;


          [ ]  other:


          [the following section need not be included after the filing of a REGISTRATION STATEMENT on FORM S-8 covering the options granted and shares issued under the PLAN.]

               4.  Federal Restrictions on Transfer.  Optionee understands that
                   --------------------------------
          the Shares must be held indefinitely unless they are registered under the 1933 Act or unless an exemption from such registration is available and that the certificate(s) representing the Shares will bear a legend to that effect. Optionee understands that the Company is under no obligation to register the Shares, and that an exemption may not be available or may not permit Optionee to transfer Shares in the amounts or at the times proposed by Optionee.

                    (a) Rule 144.  Optionee has been advised that Rule 144
                        --------
          promulgated under the 1933 Act, which permits certain resales or unregistered securities, is not presently available with respect to the Shares and, in any event, requires that a minimum of two (2) years elapse between the date of acquisition of Shares from the Company or an affiliate of the Company and any resale under Rule 144. Prior to an initial public offering of the Company's stock, "nonaffiliates" (i.e. persons other than officers, directors and major shareholders of the Company) may resell only under Rule 144 (k) , which requires that a minimum of three (3) years elapse between the date of acquisition of Shares from the Company or an affiliate of the Company and any resale under Rule 144(k). Rule 144(k) is not available to affiliates.

                    (b) Rule 701.  If the exemption relied upon for exercise of
                        --------
          the Shares is Rule 701, the Shares will become freely transferable, subject to limited conditions regarding the method of sale, by nonaffiliates ninety (90) days after the first sale of common stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission (the "SEC") , subject to any lengthier market standoff agreement contained in this Agreement or entered into by

          Optionee. Affiliates must comply with the provisions (other than the holding period requirements) of Rule 144.

               5.  State Law Restrictions on Transfer.  Optionee understands
                   ----------------------------------
          that transfer of the Shares may be restricted by applicable state securities laws,

          and that the certificate(s) representing the Shares may bear a legend or legends to that effect.

          [The following section should be deleted from public company plans]

               6.  Market Standoff Agreement.  Optionee agrees in connection
                   -------------------------
          with any registration of the Company's securities that, upon the request of the Company or the underwriters managing any public offering of the Company's securities, Optionee will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such underwriters, as the case may be, for a period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as the Company or the underwriters may specify for employee shareholders generally.

          [the following section need not be included after the filing of a REGISTRATION STATEMENT on FORM S-8 covering the options granted and shares issued under the PLAN.]

               7.  Legends.  Optionee understands and agrees that the
                   -------
          certificate(s) representing the Shares will bear a legend in substantially the following forms, in addition to any other legends required by applicable law:

               "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE 'SECURITIES ACT'), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH."

               [The following section may be deleted if no restrictions are in effect with respect to the shares:]

               8.  Stop-Transfer Notices.  Optionee understands and agrees that,
                   ---------------------
          in order or ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

               9.  TAX CONSEQUENCES.  OPTIONEE UNDERSTANDS THAT OPTIONEE MAY
                   ----------------
          SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE'S PURCHASE OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. IN PARTICULAR, IF OPTIONEE IS AN INSIDER SUBJECT TO SECTION 16(b) OF THE SECURITIES EXCHANGE ACT OF 1934, AND IF THE OPTION BEING EXERCISED WAS GRANTED WITHIN THE PRECEDING SIX MONTHS, OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH OPTIONEE'S TAX ADVISERS CONCERNING THE

          ADVISABILITY OF FILING A SECTION 83(b) ELECTION (the "ELECTION") WITH THE INTERNAL REVENUE SERVICE. IN THE EVENT THAT OPTIONEE MAKES AN ELECTION, OPTIONEE AGREES TO IMMEDIATELY SO NOTIFY COMPANY.

               10.  Entire Agreement.  The Plan and Grant are incorporated
                    ----------------
          herein by reference. This Agreement, the Plan and the Grant constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and are governed by California law except for that body of law pertaining to conflict of laws.

          Submitted By:

          OPTIONEE ________________________
                       [print name]


          _________________________________
                        [signature]


          Dated: ___________________________

          Address: _________________________

                   _________________________

                   _________________________



          Accepted By:


          TRADE*PLUS, INC.


          By: ______________________________


          Its: _____________________________


          Dated: ___________________________